UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

MID PENN BANCORP, INC.

FORM 8-K

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 23, 2022, the Board of Directors of Mid Penn Bancorp, Inc. (the “Corporation”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of the Corporation. The amendments are summarized below:

•	Article 2 (Shareholders Meetings) was amended to:
•	Expressly provide that a meeting of the shareholders may be held by means of the Internet or other electronic communications technology.
•	Permit shareholders entitled to cast at least 1/5th of the vote which all shareholders are entitled to cast at a particular meeting to call a special meeting of the shareholders.

•	Article 10 was amended to:
•	Set forth a mandatory retirement age and term limits for directors.

•	Article 17 was amended to:
•	Update definitions of officers.

•	Article 18 was amended to:
•	Establish and/or clarify the duties and powers of the Chair, Lead Independent Director and Vice Chair of the Board.

•	Article 19 was amended to:
•	Define the position of Chief Executive Officer and update the duties and powers of the President.

Additionally, the Amended and Restated Bylaws eliminate certain language that was no longer applicable and make other ministerial and conforming changes.

The foregoing summary of the Amended and Restated Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of the Amended and Restated Bylaws showing all changes made to the Corporation’s prior bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Mid Penn Bancorp, Inc. as of February 23, 2022

3.2	Marked Version of Amended and Restated Bylaws of Mid Penn Bancorp, Inc. as of February 23, 2022

104	Cover Page Interactive Date File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: February 24, 2022	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer